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                                                            Employment Agreement

                                                                    EXHIBIT 10.4

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT made this 4th day of June, 2001

         BETWEEN

                    Blade Internet Ventures Inc. (Sporg.com)
                    & Sporg Internet Corporation
                    Suite 120 - 1050 West Pender
                    Vancouver, BC
                    CANADA, V6E 3S7

                    (hereinafter referred to as the "COMPANY")

                                                     OF THE FIRST PART

         AND

         Name:      Bonar Harris
         Address:   3105 West 5th
                    Vancouver, B.C.,
                    V6K 1V1

         Telephone: 942-4305
         SIN #:     452 158 058

                    (hereinafter referred to as the "EMPLOYEE")

                                                         OF THE SECOND

         PART

         WHEREAS the Company desires to employ the Employee and the Employee desires to be employed by the Company as Project Manager.

         AND WHEREAS the parties hereto are desirous of entering into a formal employment contract pursuant to the terms as hereinafter contained in the herein Agreement.


Employee                         Company                     Page Number 1 of 10
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                                                            Employment Agreement

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and in consideration of the covenants and agreements hereinafter contained, the parties hereto mutually covenant and agree as follows:

         ARTICLE 1 - JOB DEFINITION

         The Employee shall serve the Company as Project Manager, or in such other substantially equivalent capacity as may be assigned, or such other location as may hereafter be designated by the parties, and carry out all duties of Project Manager, or such other capacity as may be assigned, and to perform such duties and exercise such other powers as may from time to time be determined by the management of the Company ("the Job").

         ARTICLE 2 - COMMENCEMENT-DATE & PROBATIONARY-PERIOD

         The employment of the Employee hereunder shall commence on the 4th day of June, 2001, and continue until terminated as hereunder provided; PROVIDED HOWEVER, and notwithstanding the generality of the foregoing, the first three ( 3 ) months shall be considered a probationary period (the "Probationary Period") to enable the Employer to asses the suitability of the Employee.

         ARTICLE 3 - REMUNERATION & BENEFITS

         The Employee's remuneration and benefits shall be as follows, namely:

         Salary - $7000.00 dollars per month.

                  The Employee understands and agrees that this salary is "global", the attendance time is not recorded and there will be no payments on behalf overtime (even if the Employee, as a result of his sense of responsibility, decides to work overtime hours).

                  The Company's management may decide, from time to time, at its sole discretion, to grant the Employee bonuses and/or salary increases, or other kinds of compensation, accordingly.

         3.1 Vacation - TWO WEEKS PER YEAR.


Employee                         Company                     Page Number 2 of 10
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                                                            Employment Agreement

         ARTICLE 4 - DEVOTION & CAPACITY

         The Employee shall devote time and personal attention as shall be required to discharge the aforesaid duties and such duties as may reasonably be assigned to him/her by the management of the Company in his/her capacity as Project Manager, or in such other capacity as may be assigned, and will faithfully and diligently serve and endeavour to further the interest of the Company, and agrees to accept the appointment as herein provided.

         ARTICLE 5 - FAITHFULNESS

         The Employee shall well and faithfully serve the Company during the continuance of his/her employment hereunder and use best efforts to promote the interests of the Company.

         ARTICLE 6 - CODE OF ETHICS

         The Employee obligates to act according to, and comply with, the enclosed "CODE OF ETHICS".

         ARTICLE 7 - COMPANY POLICIES

         The Employee will be expected to abide by Company rules and policies. A copy of the Employee Handbook is included and the Employee is expected to read the handbook and acknowledge understanding in writing.

         ARTICLE 8 - INTELLECTUAL-PROPERTY & PROPERTY-RIGHTS

         Any and all discoveries, opportunities, inventions or improvements relating to the Employee's job, that the Employee may discover, conceive or make during his Employment with the Company, shall be the property of the Company. At the Company's request, the Employee shall execute any and all documents that the Company may deem necessary to assign to the Company, the right, title and interest in improvements, and to make and preserve Patent applications for the same.

         ARTICLE 9 - NON DISCLOSURE & CONFIDENTIALITY

         8.1 The Employee acknowledges that in the course of carrying out, performing and fulfilling his/her duties hereunder, he/she will have


Employee                         Company                     Page Number 3 of 10
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                                                            Employment Agreement

                  access to and will be entrusted with detailed confidential information and trade secrets including
                  - without limitation - all documents, data, computer programs, client records, proposals, accounting information, marketing or competitive analysis, business ideas, methods of operation, source of supply, organizational details, personnel information, business and trade secrets, formulas, patterns, patents, devices, plans, processes, customer lists, customer-related information (techniques and modes of operations evolved and used or to be evolved and used by the Company's customers, their names, addresses, tastes and preferences) or other information related to the Company's business (the "Confidential Information").

         8.2 The employee confirms that the Confidential Information is the property of the Company or its Customers. Accordingly, the Employee shall not make copies of the Information, except in the performance of the Job and shall return any copies that are made to the Company by the termination of his/her employment, or earlier if requested by the Company.

         8.3 The Employee shall keep confidential, Confidential Information which he/she receives, either directly or indirectly, either in writing or verbally, during his/her employment period, and shall not disclose it to third parties without the prior written consent of the Company. This obligation of confidence does not apply to information which is in the public domain, becomes part of the public domain, or is in the Employee's lawful possession at the time of receipt thereof as aforesaid.

         8.4 The disclosure of any of which detailed Confidential Information and trade secrets to the competitors of the Company or to the general public would be highly detrimental to the best interests of the Company.

         8.5 The Employee further acknowledges and agrees that the right to maintain confidential such detailed Confidential Information and trade secrets constitutes a proprietary right which the Company is entitled to protect.

         8.6 Accordingly, the Employee covenants and agrees with the Company that he/she will not (either during the continuance of his/her


Employee                         Company                     Page Number 4 of 10
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                                                            Employment Agreement

                  employment by the Company or at any time thereafter) disclose any such Confidential Information and trade secrets to any person nor shall he/she use the same for any purpose other than those of the Company.

         8.7 The Employee agrees that all restrictions in the paragraph are reasonable and valid and all defense to the strict enforcement thereof by the Company are hereby waived by the Employee.

         8.8 The Employee agrees that if the Employee violates any of the terms of this Agreement, the Company shall be entitled, either on its own initiative or with such other parties as it may decide, to all appropriate remedies including, without limitation, an interim, interlocutory or permanent injunction to be issued by any competent court enjoining and restraining the Employee from such wrongful acts.

         8.9 The Article, Article 8 shall survive the expiration or termination of this Employment Agreement.

         ARTICLE 10 - COMPETITION

         9.1 The Employee hereby covenants and agrees that, for a period of ONE (1) YEAR after the termination of his/her employment at the Company (whether the termination was by his/her initiation or by the Company's initiation), he/she will not work, or offer consulting services, directly or indirectly, for a entity that deals with one of the following subjects:

                              9.1.1   On-Line registration
                              9.1.2   Event management

         9.2 The Employee hereby covenants and agrees that he/she will not, during his/her employment by the Company, directly or indirectly, by way of investment or otherwise, participate in any corporation or firm which carries on business in competition with the business or any portion of a business now or hereafter carried on by the Company. Nor will the Employee engage in any other activities that conflict with the Employee's obligations to the Company.


Employee                         Company                     Page Number 5 of 10
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                                                            Employment Agreement

         9.3 The employee declares that the Employee's relationship to the Company is that of a fiduciary and the Employee agrees to act toward the Company and otherwise behave as a fiduciary of the Company.

         ARTICLE 11 - TERMINATION

         10.1 The employment of the Employee hereunder may be terminated in the following manner in the following circumstances.

                  10.1.1 At any time by notice in writing from the Company to the Employee for just cause.

                  10.1.2 The Employee understands and agrees that the Employee's employment hereunder may be terminated ANY TIME, WITHOUT CAUSE, BY EITHER of the parties hereto giving to the other written notice of termination (except in Probationary Period, which is verbal notice) as follows:

                           During the Probationary Period, 1 day
                           (verbal) notice; After 3 months'
                           consecutive employment,1 week notice; After
                           1 year, 2 weeks' notice; After 3 years, 3 weeks' notice, plus 1 week's notice for each additional year of employment to a maximum of 8 years (8 weeks notice).

         10.2 PROVIDED HOWEVER that the Company shall have the option of paying to the Employee in lieu of notice as aforesaid any salary, bonus or benefit due to him/her to date of termination together with a sum equivalent to salary otherwise payable for the period of notice, and in that event the Employee's employment hereunder shall be deemed to have been terminated forthwith.

         10.3     Any assets of the Company (the "Assets"), including
                  - without limitation - hardware, software, keys, security cards, backup tapes - that were provided to the Employee either for the purpose of performing the Job or for other reasons - belongs to the Company and the Employee will return them to the Company, in the same condition as he/she got them from the Company. These


Employee                         Company                     Page Number 6 of 10
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                                                            Employment Agreement

                  Assets will be returned to the Company at the expiration or termination of this Agreement, or, at any other time when the Employee will be asked to return it.

         10.4 The Employee understands that the email address and email account given by the Company is to be used for work related correspondences. Once not employed by the Company, Employee's email box at the Company and all the emails directed to that email will be property of the Company. The Company is not obligated to forward any of the emails to the Employee.

         10.5 Articles 7, 8 and 9 will be effective Retroactively starting form the first day of any engagement or acquaintance between the Company and the Employee.

         ARTICLE 12 - CONTINUATION & LACK-OF-CLAIMS

         Upon any valid notice being given pursuant to CLAUSE 10.1.1 above, or upon expiration of the applicable period referred to in CLAUSE 10.1.2, as the case may be, this Agreement and the employment of the Employee hereunder shall be wholly determined except ARTICLE 8 and ARTICLE 9 shall continue in full force and effect. Upon any such termination, the Employee shall have no claim against the Company for damages or otherwise except in respect to payment remuneration as provided in CLAUSE 3.1 and 3.2 to the effective date of termination.

         ARTICLE 13 - NOTICES

         Any notice in writing required or permitted to be given to the Employee hereunder shall be sufficiently given if delivered to the Employee personally or mailed by registered mail, postage prepaid, addresses to the Employee at his/her last residential address known to the Secretary of the Company.

         Any such notice mailed as aforesaid shall be deemed to have been received by the Employee on the first business day following the date of mailing. Any notice in writing required or permitted to be given to the Company hereunder shall be given by registered mail, postage prepaid, addressed to the Company's address.


Employee                         Company                     Page Number 7 of 10
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                                                            Employment Agreement

         Any such notice mailed as aforesaid shall be deemed to have been received by the Company on the first business day following the date of mailing. Any such address for the giving of notices hereunder may be changed by notice in writing given hereunder.

         ARTICLE 14 - REPRESENTATION

         The provisions of this Agreement shall inure to the benefit of and be binding upon the legal personal representatives of the Employee and the successors and assigns of the Company respectively.

         IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.


         SIGNED, SEALED AND DELIVERED


                 THE COMPANY             THE EMPLOYEE


         Name                            Name
              ------------------------        ------------------------


        Title
              ------------------------



         Signature                       Signature
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Employee                         Company                     Page Number 8 of 10
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                                                            Employment Agreement

                            CODE OF ETHICS

         A company's strength is dependant upon its values and the employees' commitment to them. Sporg's Code of Ethics is based upon one of our key values - Integrity.

         It is essential to the continued success of the Company that all transactions are conducted with integrity, that is, in an ethical and honest matter. The way in which we, both as a company and as individuals, interact with our clients, vendors, government agencies and each other has a major effect upon image and reputation.

         It is essential that we do not impair our ability to behave honestly and impartially by placing ourselves under an obligation to others, by accepting favours or gifts, or by placing ourselves in a conflict of interest situation by accepting outside appointments or part-time employment.

         We must ensure that we conduct our business in a legal and ethical manner, complying with all relevant legislation, maintaining proper books and records and handling all funds and assets honestly.

         Care should be taken in dealing with confidential and proprietary information, both ours and our customer's. It should not be disclosed to outside parties, nor should it be used to derive personal benefit.

         It is our policy to deal honestly and fairly with employees, customers, suppliers and all other agencies and it is expected that all employees will demonstrate their active support in this matter.

         If there is any doubt or difficulty in determining if a course of action or situation is in conflict with the interests of the Company, employees are requested to contact their manager, who is responsible for ensuring appropriate and timely clarification.


Employee                         Company                     Page Number 9 of 10
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                                                            Employment Agreement

         Only through our combined and ethical action will the Company's reputation be maintained and our success continued.


Employee                         Company                    Page Number 10 of 10
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